Putnam VT Large Cap Value Fund
The fund's portfolio
3/31/25 (Unaudited)

COMMON STOCKS (97.6%)(a)
	Shares	Value
Aerospace and defense (3.1%)
Northrop Grumman Corp.	58,138	$29,767,237
RTX Corp.	272,228	36,059,321

		65,826,558
Air freight and logistics (1.6%)
FedEx Corp.	138,816	33,840,564

		33,840,564
Automobiles (1.8%)
General Motors Co.	789,093	37,111,044

		37,111,044
Banks (8.1%)
Bank of America Corp.	1,256,843	52,448,058
Citigroup, Inc.	913,702	64,863,705
JPMorgan Chase & Co.	95,857	23,513,722
PNC Financial Services Group, Inc. (The)	172,992	30,406,804

		171,232,289
Beverages (2.8%)
Coca-Cola Co. (The)	813,975	58,296,890

		58,296,890
Biotechnology (4.8%)
AbbVie, Inc.	300,506	62,962,017
Regeneron Pharmaceuticals, Inc.	62,399	39,575,318

		102,537,335
Building products (1.3%)
Johnson Controls International PLC	338,839	27,144,392

		27,144,392
Capital markets (4.8%)
Charles Schwab Corp. (The)	444,135	34,766,888
CME Group, Inc.	128,715	34,146,802
Goldman Sachs Group, Inc. (The)	41,453	22,645,359
State Street Corp.	114,150	10,219,850

		101,778,899
Chemicals (3.7%)
Corteva, Inc.	540,138	33,990,884
DuPont de Nemours, Inc.	249,664	18,644,908
Eastman Chemical Co.	134,998	11,894,674
PPG Industries, Inc.	129,696	14,182,258

		78,712,724
Communications equipment (0.9%)
Cisco Systems, Inc.	338,730	20,903,028

		20,903,028
Construction materials (1.3%)
CRH PLC	313,907	27,614,399

		27,614,399
Consumer finance (2.2%)
Capital One Financial Corp.	254,429	45,619,120

		45,619,120
Consumer staples distribution and retail (4.4%)
BJ's Wholesale Club Holdings, Inc.(NON)	155,548	17,748,027
Target Corp.	141,159	14,731,353
Walmart, Inc.	680,287	59,722,396

		92,201,776
Containers and packaging (0.5%)
Ball Corp.	190,801	9,935,008

		9,935,008
Electric utilities (4.3%)
NextEra Energy, Inc.	437,641	31,024,370
NRG Energy, Inc.	361,775	34,535,042
PPL Corp.	674,695	24,363,236

		89,922,648
Financial services (1.3%)
Apollo Global Management, Inc.	204,384	27,988,345

		27,988,345
Health care providers and services (6.3%)
Cigna Group (The)	87,747	28,868,763
McKesson Corp.	74,028	49,820,104
UnitedHealth Group, Inc.	103,732	54,329,635

		133,018,502
Hotels, restaurants, and leisure (1.2%)
Hilton Worldwide Holdings, Inc.	111,875	25,457,156

		25,457,156
Household durables (1.9%)
PulteGroup, Inc.	391,547	40,251,032

		40,251,032
Household products (2.1%)
Procter & Gamble Co. (The)	262,079	44,663,503

		44,663,503
Industrial conglomerates (1.4%)
Honeywell International, Inc.	138,883	29,408,475

		29,408,475
Insurance (3.0%)
Allstate Corp. (The)	168,564	34,904,547
American International Group, Inc.	330,783	28,758,274

		63,662,821
IT Services (1.7%)
Accenture PLC Class A	112,732	35,176,893

		35,176,893
Life sciences tools and services (2.2%)
Thermo Fisher Scientific, Inc.	93,463	46,507,189

		46,507,189
Machinery (2.1%)
Ingersoll Rand, Inc.	298,224	23,866,867
Otis Worldwide Corp.	204,995	21,155,484

		45,022,351
Media (1.5%)
Charter Communications, Inc. Class A(NON)(S)	51,999	19,163,191
Comcast Corp. Class A	339,522	12,528,362

		31,691,553
Metals and mining (1.2%)
Freeport-McMoRan, Inc.	693,152	26,242,735

		26,242,735
Office REITs (0.8%)
Vornado Realty Trust(R)	469,958	17,383,746

		17,383,746
Oil, gas, and consumable fuels (6.4%)
ConocoPhillips	237,696	24,962,834
Exxon Mobil Corp.	518,239	61,634,164
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	769,145	28,146,535
Valero Energy Corp.	157,732	20,831,665

		135,575,198
Passenger airlines (1.7%)
Southwest Airlines Co.	1,053,055	35,361,587

		35,361,587
Pharmaceuticals (3.6%)
AstraZeneca PLC ADR (United Kingdom)	397,202	29,194,347
Merck & Co., Inc.	126,872	11,388,031
Sanofi SA (France)	319,190	35,341,300

		75,923,678
Semiconductors and semiconductor equipment (1.6%)
Qualcomm, Inc.	224,064	34,418,471

		34,418,471
Software (3.2%)
Microsoft Corp.	128,702	48,313,444
Oracle Corp.	142,839	19,970,321

		68,283,765
Specialized REITs (1.4%)
American Tower Corp.(R)	47,519	10,340,134
Gaming and Leisure Properties, Inc.(R)	366,527	18,656,224

		28,996,358
Technology hardware, storage, and peripherals (0.9%)
Seagate Technology Holdings PLC	221,928	18,852,784

		18,852,784
Textiles, apparel, and luxury goods (0.4%)
Lululemon Athletica, Inc.(NON)	31,042	8,786,749

		8,786,749
Tobacco (3.0%)
Philip Morris International, Inc.	399,775	63,456,286

		63,456,286
Trading companies and distributors (0.9%)
United Rentals, Inc.	30,926	19,381,324

		19,381,324
Wireless telecommunication services (2.1%)
T-Mobile US, Inc.	162,807	43,422,254

		43,422,254

Total common stocks (cost $1,358,546,166)		$2,061,609,429

SHORT-TERM INVESTMENTS (3.0%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 4.56%(AFF)	Shares	7,529,000	$7,529,000
Putnam Short Term Investment Fund Class P 4.53%(AFF)	Shares	54,564,432	54,564,432
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.29%(P)	Shares	30,000	30,000
U.S. Treasury Bills 4.314%, 4/22/25		$200,000	199,505
U.S. Treasury Bills 4.291%, 5/15/25(SEGSF)		2,000,000	1,989,662

Total short-term investments (cost $64,312,674)			$64,312,599
TOTAL INVESTMENTS

Total investments (cost $1,422,858,840)			$2,125,922,028

	FORWARD CURRENCY CONTRACTS at 3/31/25 (aggregate face value $86,364,461) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/18/25	$2,669,594	$2,650,092	$(19,502)
		Euro	Sell	6/18/25	10,321,510	10,311,146	(10,364)
	Barclays Bank PLC
		British Pound	Sell	6/18/25	11,479,333	11,393,618	(85,715)
		Euro	Buy	6/18/25	2,712,323	2,640,245	72,078
	Goldman Sachs International
		British Pound	Sell	6/18/25	10,293,335	10,223,670	(69,665)
		Euro	Sell	6/18/25	2,212,125	2,193,717	(18,408)
	HSBC Bank USA, National Association
		British Pound	Sell	6/18/25	6,211,186	6,164,777	(46,409)
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/18/25	4,464,647	4,425,688	(38,959)
	Morgan Stanley & Co. International PLC
		Euro	Sell	6/18/25	5,832,103	5,820,582	(11,521)
	State Street Bank and Trust Co.
		British Pound	Sell	6/18/25	5,284,939	5,245,268	(39,671)
		Euro	Sell	6/18/25	3,524,521	3,494,722	(29,799)
	Toronto-Dominion Bank
		British Pound	Sell	6/18/25	12,944,588	12,848,341	(96,247)
	UBS AG
		Euro	Sell	6/18/25	9,031,701	8,952,595	(79,106)

	Unrealized appreciation						72,078

	Unrealized (depreciation)						(545,366)

	Total						$(473,288)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2025 through March 31, 2025 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
Putnam VT Large Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the 1940 Act as an open-end management investment company.

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946.
(a)	Percentages indicated are based on net assets of $2,113,268,831.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/25
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$2,775,825	$88,059,700	$83,306,525	$125,462	$7,529,000
	Putnam Short Term Investment Fund Class P‡	70,849,030	52,662,352	68,946,950	752,426	54,564,432

	Total Short-term investments	$73,624,855	$140,722,052	$152,253,475	$877,888	$62,093,432
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $7,529,000 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $7,370,600.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $568,968.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the “mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $473,288 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $568,968 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$75,113,807	$—	$—
Consumer discretionary	111,605,981	—	—
Consumer staples	258,618,455	—	—
Energy	107,428,663	28,146,535	—
Financials	410,281,474	—	—
Health care	322,645,404	35,341,300	—
Industrials	255,985,251	—	—
Information technology	177,634,941	—	—
Materials	142,504,866	—	—
Real estate	46,380,104	—	—
Utilities	89,922,648	—	—

Total common stocks	1,998,121,594	63,487,835	—
Short-term investments	30,000	64,282,599	—

Totals by level	$1,998,151,594	$127,770,434	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(473,288)	$—

Totals by level	$—	$(473,288)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com